SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

         Date of Report (Date of earliest event reported): July 9, 2003

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                         Washington 000-29829 91-1815009
          (State or other jurisdiction (SEC File Number) (IRS Employer of incorporation or organization) Identification No.)



                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                     (360) 533-8870 (Address, including zip
                           code, and telephone number,
        including area code, of Registrant's principal executive offices)

Item 9. Regulation FD Disclosure

            Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the six months ended June 30, 2003. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

            Pacific's net income for the six months ended June 30, 2003, was $2,263,213, a 36.9% increase compared to $1,653,785 for the six months ended June 30, 2002. The most significant factor contributing to the increase was a 100% decrease in the provision for loan losses from $954,000 to zero.

            Net interest income for the six months ended June 30, 2003, increased $259,611 to $6,117,472 compared to the same period of the prior year. The increase is attributable to a $102,755 increase in interest income and a $156,855 decrease in interest expense.

            Non-interest income decreased $137,168 to $901,498 for the six months ended June 30, 2003, compared to the same period of the prior year, while non-interest expense increased $268,013 to $3,840,755. The increase in non-interest expense was primarily related to increases in salaries and incentive compensation.

            The federal income tax provision for the six months ended June 30, 2003, was $915,000, compared to $716,000 for the six months ended June 30, 2002.

            Pacific's unaudited consolidated balance sheets at June 30, 2003 and June 30, 2002, and unaudited consolidated statements of operations and selected performance ratios for the six months ended June 30, 2003 and 2002, follow.

                          PACIFIC FINANCIAL CORPORATION
                           Consolidated Balance Sheets

                                           June 30, 2003     December 31,
                                                                 2002
      Assets                                (Unaudited)      (Unauditied)
      ------
      Cash & due from banks                   $  9,685        $  8,473
      Interest bearing balances with banks       9,267             373
      Federal funds sold                         5,000             ---
      Investment securities available for sale  50,721          52,230
      Investment securities held-to-maturity     8,860          10,362
      Federal Home Loan Bank stock, at cost        892             866

      Loans                                    185,312         185,790
      Allowance for credit losses               (2,350)         (2,473)
                                               -------         -------

      Loans, net                               182,962         183,317

      Premises and equipment                     3,718           3,850
      Foreclosed real estate                     1,025             686
      Accrued interest receivable                1,402           1,493
      Cash surrender value of life insurance     6,047           5,898
      Other assets                               1,218             986
                                               -------         -------

      Total assets                            $280,797        $268,534


      Liabilities and Shareholders' Equity
      ------------------------------------
      Deposits:
         Non-interest bearing                 $ 38,093        $ 40,084
         Interest bearing                      198,832         185,170
                                               -------         -------
      Total deposits                           236,925         225,254

      Accrued interest payable                     270             318
      Short-term borrowings                        ---           1,800
      Long-term borrowings                      14,500          11,000
      Other liabilities                          1,936           5,479
                                               -------         -------

      Total liabilities                        253,631         243,851

      Shareholders' Equity
      --------------------
      Common Stock (par value $1);               2,513           2,513
      authorized:  25,000,000 shares; issued
      June 30, 2003 - 2,512,669 shares;
      December 31, 2002 - 2,512,659 shares
      Additional paid-in capital                 9,839           9,839
      Retained earnings                         13,877          11,614
      Accumulated other comprehensive              937             717
      income                                   -------         -------

      Total shareholders' equity                27,166          24,683

      Total liabilities and shareholders'     $280,797        $268,534
      equity

                          PACIFIC FINANCIAL CORPORATION
                      Consolidated Statements of Operations
                                   (unaudited)

                                                Six Months Ended June 30,
                                                   2003          2002
                                                   ----          ----

      Interest Income
      Loans                                           $6,612        $6,630
      Securities held to maturity:
         Taxable                                         118           ---
         Tax-exempt                                      100           ---
      Securities available for sale:
         Taxable                                         818           708
         Tax-exempt                                      236           289
      Deposits with banks and federal funds sold          29            57
                                                      ------        ------

      Total interest income                            7,913         7,810

      Interest Expense
      Deposits                                         1,564         1,882
      Other borrowings                                   231            70
                                                      ------        ------

      Total interest expense                           1,795         1,952

      Net Interest Income                              6,118         5,858
      Provision for credit losses                          0           954
                                                      ------        ------

      Net interest income after provision for          6,118         4,904
      credit losses

      Non-interest Income
      Service charges                                    528           528
      Mortgage loan origination fees                      41           ---
      Gain (loss) on sale of foreclosed real estate       (5)          141
      Gain on sale of investments held for sale            4           ---
      Other operating income                             333           489
                                                      ------        ------
      Total non-interest income                          901         1,158

      Non-interest expense
      Salaries and employee benefits                   2,313         2,022
      Occupancy and equipment                            478           484
      Other                                            1,050         1,186
                                                      ------        ------
      Total non-interest expense                       3,841         3,692

      Income before income taxes                       3,178         2,370
      Provision for income taxes                         915           716
                                                      ------        ------

      Net Income                                      $2,263        $1,654
                                                      ======        ======

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                          Six Months Ended June 30,
                                             2003            2002
                                             ----            ----

      Net interest margin                     4.80%           5.19%
      Efficiency ratio                       53.27%          49.83%
      Return on average assets                1.66%           1.35%
      Return on average equity               17.64%          14.08%


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  July 9, 2003                      By:    /s/ John Van Dijk
                                                 -----------------
                                                 John Van Dijk
                                                 Executive Vice President
                                                 and Chief Financial Officer

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